UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

Pollex, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-49933 (Commission File Number)	95-4886472 (IRS Employer Identification No.)

2005 De La Cruz Blvd., Suite 142, Santa Clara, CA 95050
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (408) 350-7340

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32 nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 18, 2016, Pollex, Inc., a Nevada corporation (the “Company”) was informed by its independent registered public accounting firm, Cowan, Gunteski & Co., P.A. (“Cowan”), that it has transferred its Securities and Exchange Commission practice to MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”). As a result of the transfer and upon notice by Cowan to the Company on April 18, 2016, Cowan in effect has resigned as the Company’s independent registered public accounting firm and MSPC became the Company’s independent registered public accounting firm. The engagement of MSPC as the Company’s independent registered public accounting firm was ratified and approved by the Board of Directors of the Company on April 22, 2016.

The audit reports of Cowan on the financial statements of the Company as of and for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as to its ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and through April 18, 2016, the Company did not consult with MSPC on (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MSPC did not provide either a written report or oral advice to the Company that MSPC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as defined in Item 304(a)(1)(v).

In connection with the audits of the Company’s financial statements for each of the fiscal years ended December 31, 2016 and 2015, and through the date of this current report, there were no disagreements between the Company and Cowan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Cowan, would have caused Cowan to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years.

The Company has provided Cowan a copy of the disclosures in this Form 8-K and has requested that Cowan furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Cowan agrees with the Company’s statements in this Item 4.01. A copy of the letter dated April 22, 2016 furnished by Cowan in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Cowan, Gunteski & Co., P.C. dated April 22, 2016

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLLEX, INC.

Date: April 22, 2016	By:	/s/ Seong Sam Cho
Seong Sam Cho, President, Chief Executive Officer and Chief Financial Officer